PROVISION FOR INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2015
PROVISION FOR INCOME TAXES
Components of Deferred Tax Assets and Liabilities

	2015	2014
Deferred tax assets—current:
Exploration costs	$—	$—
Deferred tax assets—noncurrent:
NOL carryover	2,245,166	1,005,208
Stock based compensation	242,011	175,546
Asset retirement obligation	12,887	11,752

Total deferred tax assets	2,500,064	1,192,506

Deferred tax liabilities—current:
Prepaid expenses	(6,464)	(4,185)
Intangible drilling costs	(15,010)	(10,395)

Total deferred tax liabilities	(21,474)	(14,580)

Valuation allowance	(2,478,590)	(1,177,926)

Net deferred tax assets	$—	$—

Income Tax Provision

	2015	2014
Tax at statutory federal rate	$(517,948)	$(898,505)
Permanent difference	1,203	801
State taxes, net of federal	(46,551)	(80,754)
Depletion and impairment	(722,959)	—
Change in valuation allowance	1,300,664	968,837
Other	(14,909)	9,621

Provision (benefit) for income taxes	$—	$—